UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4074

General New York Municipal Bond Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

General New York Municipal Bond Fund, Inc.

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund s Expenses

7	Comparing Your Fund s Expenses With Those of Other Funds

8	Statement of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statement of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Important Tax Information

34	Information About the Review and Approval of the Fund s Management Agreement

39	Board Members Information

42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

General New York Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Bond Fund, Inc., covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers and improvements in home sales and prices, while massive government stimulus and favorable supply-and-demand influences have all supported the municipal bond rally in 2009.As expected, funds with the longest average durations and lower-quality portfolios have led the rebound, while AAA-rated and shorter-duration funds have rallied to a lesser extent.

As the financial markets currently appear poised to enter into a new phase, and as government intervention appears to be winding down (at least for the moment), the best strategy for your portfolio depends not only on your view of the economy s direction,but on your current financial needs,future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the taxation and investment risks that may accompany policy changes and unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Joseph P. Darcy, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, General New York Municipal Bond Fund achieved a total return of 14.55%.1 In comparison, the Barclays Capital Municipal Bond Index (the Index ), the fund s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of 13.60% for the same period.2

A financial crisis and economic slowdown produced heightened market volatility, but a sustained 2009 market rally erased earlier losses.The fund s return was higher than its Index, primarily due to strong performance by the fund s core, seasoned holdings of municipal bonds.

The Fund s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state and NewYork city income taxes, to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade ( high yield or junk bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund s assets may be allocated to discount bonds,which are bonds that sell at a price below their face value, or to premium bonds, which are bonds that sell at a price above their face value.The fund s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bond Market Plunged, Then Rebounded Sharply

In the weeks before the start of the reporting period, the failures of several major financial institutions nearly drew the worldwide banking system to the brink of collapse.Meanwhile,rising unemployment,plung-ing housing prices and depressed consumer confidence exacerbated the most severe economic downturn since the 1930s.These influences fueled a bear market that drove municipal bond prices to multi-year lows.

Investor sentiment began to improve during the first quarter of 2009, as government and monetary authorities aggressive remedial measures seemed to gain traction. Additional evidence of economic stabilization later appeared, supporting a sustained fixed-income rally from March through the reporting period s end. Although most municipal bonds participated in the rally, gains were particularly strong among lower-quality issues.

Seasoned Holdings Supported Fund Returns

The fund s core holdings of seasoned bonds produced competitive levels of income that bolstered total returns. Moreover, we strived to maintain a high level of credit quality.When making new purchases, we generally emphasized higher-rated bonds with maturities in the 15- to 20-year range, which offered most of the yield of longer-term securities but with less volatility. We generally favored bonds backed by dedicated revenue streams, including those from essential municipal services such as sewer and water facilities.

Despite the rally and signs of economic stabilization on the national level, NewYork has continued to struggle with fiscal pressures due to tax revenue shortfalls and greater demand for services in the recession. Most states have encountered similar problems,but NewYork s economy relies heavily on the financial services industry, which was severely impaired by the financial crisis and recession.

Supply-and-Demand Factors Appear Favorable

We have maintained a generally conservative investment posture.With short-term interest rates expected to remain low, credit conditions may be the dominant influence on market sentiment for some time.

Despite the lingering impacts of the recession on New York and its municipalities, technical factors have supported the market.The supply of newly issued municipal bonds has fallen significantly so far in 2009 as the Build America Bonds program, part of the economic stimulus package, has diverted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for municipal bonds has intensified from investors concerned about higher income taxes. We expect this favorable supply-and-demand dynamic to persist into 2010.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2009, at which time this agreement was terminated. Had these expenses not been absorbed, the fund s return would have been lower.
2	SOURCE: LIPPER INC. Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General New York Municipal Bond Fund, Inc. and the Barclays Capital Municipal Bond Index

Average Annual Total Returns as of 10/31/09
	1 Year	5 Years	10 Years

Fund	14.55%	3.06%	4.73%

Past performance is not predictive of future performance.The fund s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in the General NewYork Municipal Bond Fund, Inc. on
10/31/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the Index ) on that date.
All dividends and capital gain distributions are reinvested.
The fund invests primarily in NewYork municipal securities and its performance shown in the line graph takes into account all applicable fees and expenses.The Index is not limited to investments principally in NewYork municipal obligations and does not take into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General New York Municipal Bond Fund, Inc. from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

Expenses paid per $1,000	$4.63
Ending value (after expenses)	$1,064.90

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

Expenses paid per $1,000	$4.53
Ending value (after expenses)	$1,020.72

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments 98.3%	Rate (%)	Date	Amount ($)	Value ($)

New York 90.9%
Albany Industrial Development
Agency, Civic Facility Revenue
(Saint Peter s Hospital of the
City of Albany Project)	5.25	11/15/27	2,500,000	2,482,650
Dutchess County Industrial
Development Agency, Civic
Facility Revenue (Bard College
Civic Facility)	5.00	8/1/20	1,000,000	1,031,690
Essex County Industrial
Development Agency, SWDR
(International Paper
Company Projects)	5.20	12/1/23	2,750,000	2,562,422
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University
Civic Facility)	5.00	10/1/30	2,000,000	2,030,620
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000	1,144,539
Jefferson County Industrial
Development Agency, SWDR
(International Paper
Company Projects)	5.20	12/1/20	2,000,000	1,913,480
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	1,500,000	1,682,280
Long Island Power Authority,
Electric System General
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/19	1,375,000	1,459,356
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/25	1,000,000	1,038,880
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/31	1,500,000	1,518,600
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/18	4,000,000	4,269,720

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City,
GO	5.38	12/1/20	115,000	118,233
New York City,
GO	5.00	8/1/22	1,200,000	1,258,344
New York City,
GO	5.50	6/1/23	150,000	156,423
New York City,
GO	5.25	8/15/24	4,000,000	4,173,280
New York City,
GO (Prerefunded)	5.38	12/1/11	885,000 [a]	970,102
New York City Housing Development
Corporation, Capital Fund
Program Revenue (New York City
Housing Authority Program)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/25	1,200,000	1,235,100
New York City Industrial
Development Agency, Civic
Facility Revenue (Vaughn
College of Aeronautics and
Technology Project)	5.25	12/1/36	1,000,000	731,720
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	3,500,000	3,223,920
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty)	7.00	3/1/49	2,500,000	2,978,500
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/16	1,000,000	1,026,190
New York City Industrial
Development Agency,
Special Facility Revenue
(Terminal One Group
Association, L.P. Project)	5.50	1/1/24	3,000,000	3,005,970

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	5.00	6/15/22	3,000,000	3,182,730
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.25	6/15/40	1,750,000	1,850,257
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.50	6/15/40	1,500,000	1,629,600
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/15/25	1,000,000	1,047,670
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/15/36	2,000,000	2,033,740
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/22	4,000,000	4,291,640
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/25	2,360,000	2,494,119
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/28	2,695,000	2,815,628
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/21	3,000,000	2,889,330
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)
(Insured; National Public
Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,059,840
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The Long Island
College Hospital)	6.00	8/15/15	1,860,000	2,001,527

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The New York and
Presbyterian Hospital)
(Insured; FSA)	5.25	8/15/27	1,505,000	1,557,645
New York State Dormitory
Authority, Health Center
Revenue (Guaranteed; SONYMA)	5.00	11/15/19	1,000,000	1,016,870
New York State Dormitory
Authority, Insured Revenue
(Manhattan College)
(Insured; Radian)	5.50	7/1/16	2,000,000	2,060,040
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; AMBAC)	5.00	7/1/32	2,000,000	2,054,980
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)
(Prerefunded)	5.50	7/1/11	1,475,000 [a]	1,595,773
New York State Dormitory
Authority, Revenue
(Consolidated City
University System)	5.63	7/1/16	2,500,000	2,749,725
New York State Dormitory
Authority, Revenue
(Consolidated City
University System)	5.75	7/1/18	2,500,000	2,871,800
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,290,000	1,462,628
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/24	2,500,000	2,694,225
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/35	2,500,000	2,587,925
New York State Dormitory
Authority, Revenue (Fordham
University) (Insured;
Assured Guaranty)	5.00	7/1/33	1,000,000	1,021,100

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	845,000	861,266
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,475,000	1,514,279
New York State Dormitory
Authority, Revenue (Mount
Sinai NYU Health
Obligated Group)	5.50	7/1/26	2,000,000	2,001,000
New York State Dormitory
Authority, Revenue (Mount
Sinai NYU Health
Obligated Group)	5.50	7/1/26	500,000	500,250
New York State Dormitory
Authority, Revenue (Mount
Sinai School of Medicine of
New York University)	5.50	7/1/25	1,000,000 [b]	1,040,230
New York State Dormitory
Authority, Revenue (New York
Methodist Hospital)	5.25	7/1/33	2,000,000	1,684,980
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/15	3,885,000	4,224,588
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	3,000,000	3,102,960
New York State Dormitory
Authority, Revenue (North
Shore-Long Island Jewish
Obligated Group)	5.00	5/1/25	2,765,000	2,785,627
New York State Dormitory
Authority, Revenue (North
Shore-Long Island Jewish
Obligated Group)	5.50	5/1/37	1,000,000	1,014,030
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.25	7/1/24	1,000,000	977,920

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.00	7/1/26	1,500,000	1,407,810
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	1,500,000	1,382,175
New York State Dormitory
Authority, Revenue (Rochester
Institute of Technology)	6.00	7/1/33	2,000,000	2,190,700
New York State Dormitory
Authority, Revenue
(State University
Educational Facilities)	5.88	5/15/17	2,060,000	2,368,835
New York State Dormitory
Authority, Revenue
(Teachers College)	5.00	3/1/24	2,500,000	2,664,950
New York State Dormitory
Authority, Revenue (The
Bronx-Lebanon Hospital Center)
(LOC; TD Bank)	6.50	8/15/30	2,000,000	2,210,580
New York State Dormitory
Authority, Revenue (The
Rockefeller University)	5.00	7/1/40	2,500,000	2,640,150
New York State Dormitory
Authority, Revenue
(University of Rochester)	5.00	7/1/34	4,000,000	4,047,840
New York State Dormitory
Authority, South Nassau
Communities HR (Winthrop South
Nassau University Health
System Obligated Group)	5.50	7/1/23	1,825,000	1,790,507
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.25	2/15/22	2,500,000	2,786,375
New York State Energy Research and
Development Authority, Gas
Facilities Revenue (The
Brooklyn Union Gas
Company Project)	6.37	4/1/20	5,000,000	5,101,900

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Housing Finance
Agency, Revenue (Fairway Manor
Apartments and LooseStrife
Fields Apartments)
(Collateralized; FHA)	6.75	11/15/36	15,000	16,307
New York State Housing Finance
Agency, State Personal Income
Tax Revenue (Economic
Development and Housing)	5.00	3/15/34	2,000,000	2,046,940
New York State Mortgage Agency,
Homeowner Mortgage Revenue	5.35	10/1/26	2,000,000	2,011,620
New York State Thruway Authority,
General Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	1/1/27	2,000,000	2,102,500
New York State Thruway Authority,
Highway and Bridge Trust Fund
Bonds (Insured; FGIC)
(Prerefunded)	5.50	4/1/11	1,225,000 [a]	1,322,865
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/25	3,000,000	3,160,920
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/19	4,500,000	4,821,885
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/22	3,000,000	3,178,380
New York State Thruway Authority,
State Personal Income Tax
Revenue (Transportation)	5.25	3/15/27	2,000,000	2,167,360
New York State Urban Development
Corporation, Correctional
Facilities Revenue	5.50	1/1/14	3,000,000	3,189,900
New York State Urban Development
Corporation, Correctional
Facilities Revenue (Insured; FSA)	5.50	1/1/14	3,000,000	3,204,930

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Urban
Development Corporation,
State Personal Income
Tax Revenue (State
Facilities and Equipment)
(Insured; FGIC) (Prerefunded)	5.50	3/15/13	3,000,000 [a]	3,413,940
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.65	8/1/20	20,000	20,025
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.75	2/1/32	1,535,000	1,535,430
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.55	11/15/15	1,500,000	1,432,560
North Country Development
Authority, Solid Waste
Management System Revenue
(Insured; FSA)	6.00	5/15/15	1,985,000	2,184,989
Onondaga County Industrial
Development Agency, Sewage
Facilities Revenue
(Bristol-Meyers Squibb
Company Project)	5.75	3/1/24	4,000,000	4,134,120
Orange County Industrial
Development Agency, Life Care
Community Revenue (Glenn
Arden, Inc. Project)	5.63	1/1/18	930,000	809,305
Port Authority of New York
and New Jersey,
Special Project Bonds
(JFK International Air
Terminal LLC Project)
(Insured; National Public
Finance Guarantee Corp.)	6.25	12/1/13	5,000,000	5,319,200

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000	1,007,320
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000	995,590
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/25	2,260,000	2,362,762
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/31	2,000,000	2,058,100
Suffolk Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/48	3,000,000	2,703,450
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency
Contract Secured)	5.50	6/1/21	3,000,000	3,157,140
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue (Prerefunded)	5.50	1/1/22	2,000,000 [a]	2,445,840
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/33	3,000,000	3,121,680
Triborough Bridge and Tunnel
Authority, Subordinate Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/15/32	3,000,000	3,048,960
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/26	2,000,000	1,811,120

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related 7.4%
Children s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.00	7/1/10	2,695,000 [a]	2,794,392
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000	2,059,700
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty)	5.00	7/1/28	1,000,000	1,009,040
Puerto Rico Commonwealth,
Public Improvement GO
(Prerefunded)	5.25	7/1/16	1,865,000 [a]	2,188,839
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,500,000	1,509,120
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.75	7/1/10	2,420,000 [a]	2,529,336
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	1,500,000	1,348,830
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	3,000,000	3,151,050

Total Investments (cost $215,979,216)			98.3%	221,655,208
Cash and Receivables (Net)			1.7%	3,947,477
Net Assets			100.0%	225,602,685

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody s	or	Standard & Poor s	Value (%)

AAA		Aaa		AAA	36.8
AA		Aa		AA	27.2
A		A		A	20.8
BBB		Baa		BBB	13.4
BB		Ba		BB	.9
Not Rated[c]		Not Rated[c]		Not Rated[c]	.9
					100.0

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement of Investments	215,979,216	221,655,208
Cash		1,608,867
Interest receivable		3,657,229
Receivable for shares of Common Stock subscribed		1,447
Prepaid expenses		7,418
		226,930,169
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		177,219
Payable for investment securities purchased		1,036,300
Payable for shares of Common Stock redeemed		59,098
Accrued expenses		54,867
		1,327,484
Net Assets ($)		225,602,685
Composition of Net Assets ($):
Paid-in capital		223,064,304
Accumulated undistributed investment income net		25,192
Accumulated net realized gain (loss) on investments		(3,162,803)
Accumulated net unrealized appreciation
(depreciation) on investments		5,675,992
Net Assets ($)		225,602,685
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		12,045,242
Net Asset Value, offering and redemption price per share ($)		18.73

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Interest Income	11,013,985
Expenses:
Management fee Note 3(a)	1,297,655
Service plan and prospectus fees Note 3(b)	440,751
Shareholder servicing costs Note 3(b)	111,620
Professional fees	94,203
Custodian fees Note 3(b)	26,433
Registration fees	15,091
Directors fees and expenses Note 3(c)	12,367
Shareholders reports	11,502
Loan commitment fees Note 2	3,783
Miscellaneous	33,182
Total Expenses	2,046,587
Less reduction in management fee due to undertaking Note 3(a)	(152,103)
Less reduction in fees due to earnings credits Note 1(b)	(7,529)
Net Expenses	1,886,955
Investment Income Net	9,127,030
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(2,398,810)
Net unrealized appreciation (depreciation) on investments	22,869,776
Net Realized and Unrealized Gain (Loss) on Investments	20,470,966
Net Increase in Net Assets Resulting from Operations	29,597,996

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income net	9,127,030	9,356,753
Net realized gain (loss) on investments	(2,398,810)	(701,168)
Net unrealized appreciation
(depreciation) on investments	22,869,776	(23,690,135)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,597,996	(15,034,550)
Dividends to Shareholders from ($):
Investment income net	(9,086,611)	(9,352,770)
Net realized gain on investments		(459,857)
Total Dividends	(9,086,611)	(9,812,627)
Capital Stock Transactions ($):
Net proceeds from shares sold	14,959,830	16,587,737
Dividends reinvested	6,674,155	7,201,448
Cost of shares redeemed	(24,348,652)	(35,896,155)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,714,667)	(12,106,970)
Total Increase (Decrease) in Net Assets	17,796,718	(36,954,147)
Net Assets ($):
Beginning of Period	207,805,967	244,760,114
End of Period	225,602,685	207,805,967
Undistributed investment income net	25,192
Capital Share Transactions (Shares):
Shares sold	854,524	907,622
Shares issued for dividends reinvested	372,179	388,866
Shares redeemed	(1,368,471)	(1,961,474)
Net Increase (Decrease) in Shares Outstanding	(141,768)	(664,986)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended October 31,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	17.05	19.04	19.51	19.45	20.01
Investment Operations:
Investment income net[a]	.76	.75	.75	.76	.76
Net realized and unrealized
gain (loss) on investments	1.67	(1.95)	(.39)	.29	(.56)
Total from Investment Operations	2.43	(1.20)	.36	1.05	.20
Distributions:
Dividends from investment income net	(.75)	(.75)	(.75)	(.75)	(.76)
Dividends from net realized
gain on investments		(.04)	(.08)	(.24)	(.00)[b]
Total Distributions	(.75)	(.79)	(.83)	(.99)	(.76)
Net asset value, end of period	18.73	17.05	19.04	19.51	19.45
Total Return (%)	14.55	(6.60)	1.87	5.59	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.94	.94	.93	.92
Ratio of net expenses
to average net assets	.87	.86	.88	.88	.92[c]
Ratio of interest and expense
related to floating rate notes
issued to average net assets		.01	.04	.03	.03
Ratio of net investment income
to average net assets	4.22	4.00	3.91	3.92	3.82
Portfolio Turnover Rate	11.47	22.82	16.85	25.29	42.18
Net Assets, end of period ($ x 1,000)	225,603	207,806	244,760	257,187	275,856

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

General NewYork Municipal Bond Fund, Inc. (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a non-diversified open-end management investment company. The fund s investment objective is to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the Service ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Municipal Bonds		221,655,208		221,655,208

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows:undistributed tax exempt income $56,216,accumu-lated capital losses $3,182,013 and unrealized appreciation $5,695,202.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $783,203 of the carryover expires in fiscal 2016 and $2,398,810 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: tax exempt income $9,086,611 and $9,354,481, ordinary income $0 and $53,301 and long-term capital gains $0 and $404,845, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $15,227 and increased net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ( Agreement ) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund s average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from November 1, 2008 through July 31, 2009 to reduce the management fee paid by the fund, to the extent that the fund s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .85% of the value of the fund s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $152,103 during the period ended October 31, 2009.

(b) Under the Service Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund s shares, for servicing shareholder accounts, ( Servicing ) and for advertising and marketing relating to the fund.The Plan provides payments to be made at an aggregate annual rate of .20% of the value of the fund s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005% of the value of the fund s average daily net assets for any full fiscal year. During the period ended October 31, 2009, the fund was charged $440,751 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $65,088 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

2009, the fund was charged $7,038 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended October 31, 2009, the fund was charged $26,433 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of Due to the Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $116,192, Rule 12b-1 distribution plan fees $38,731, custodian fees $7,399, chief compliance officer fees $3,897 and transfer agency per account fees $11,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $26,669,054 and $24,217,534, respectively.

The fund adopted the provisions of ASC Topic 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $215,960,006; accordingly, accumulated net unrealized appreciation on investments was $5,695,202, consisting of $8,340,653 gross unrealized appreciation and $2,645,451 gross unrealized depreciation.

NOTE 5 Plan of Reorganization:

On July 21, 2009, the Board of Directors of the fund approved, subject to shareholder approval an Agreement and Plan of Reorganization (the Agreement ) between the fund and Dreyfus New York AMT-Free Municipal Bond Fund (the Acquiring Fund ).The Agreement provides for the transfer of the fund s assets to the Acquiring Fund in a tax-free exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund s stated liabilities, the distribution of Class A shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the Reorganization ). In anticipation of the Reorganization, effective August 25, 2009, the fund was closed to any investments for new accounts. On December 29, 2009, the shareholders of the fund approved the Agreement.The Reorganization will take place on or about January 21, 2010.

NOTE 6 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General NewYork Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General NewYork Municipal Bond Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2009 as exempt-interest dividends (not subject to regular federal income tax, and for individuals who are NewYork residents, New York state and New York city personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, which will be mailed in early 2010.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 21, 2009, the Board considered the re-approval for an annual period of the fund s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are interested persons (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager s representatives reviewed the fund s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund s asset size.

The Board members also considered the Manager s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager s brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund s performance and comparisons to a group of comparable funds (the Performance Group ) and to a broader group of funds (the Performance Universe ), selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund s yield performance for the past ten one-year periods ended May 31 (2000-2009) was equal to the Performance Group median for the one-year period ended May 31, 2002 and below the Performance Group median for the other periods, and that the fund s yield performance was above the Performance Universe median for each reported time period except the one-year period ended May 31, 2005, when it was one basis point below the median. The Board members also noted that the fund s total return performance for various periods ended May 31, 2009 was below the Performance Group and Performance Universe medians for each reported time period. The Manager also provided a comparison of the fund s calendar year total returns to the returns of its Lipper category average for the prior ten years, and the Board members noted that the fund outperformed its Lipper category average in six of the past ten calendar years, including calendar years 2007 and 2008.The Board members discussed with representatives of the Manager the reasons for the fund s underperformance compared to the Performance Group and Performance Universe medians for the applicable periods, and the Manager s efforts to improve performance. The Board members also received a presentation from the fund s primary portfolio manager during which she discussed the fund s investment strategy and the factors that affected performance.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund s contractual and actual management fee and total expense ratio as compared to a comparable group of funds (the Expense Group ) that was composed of the same funds included in the Performance Group and a broader group of funds (the Expense Universe ), each selected and provided by Lipper. The Board noted that the fund s contractual management fee was above the Expense Group median, and that the fund s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the Similar Funds ).The Manager s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided. Representatives of the Manager informed the Board members that there were no separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and its affiliates from acting as investment adviser to the fund and noted that there were no soft dollar arrangements with respect to trading the fund s portfolio.

It was noted that the Board members should consider the Manager s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was concerned with the fund s overall performance but was satisfied with the fund s yield performance relative to the Performance Universe and with the Manager s efforts to improve per- formance as discussed at the meeting.The Board members concluded it was necessary to closely monitor the fund and the performance of its portfolio management group.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the factors discussed above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Jay I. Meltzer, Emeritus Board Member Sander Vanocur, Emeritus Board Member Daniel Rose, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

The Fund 43

NOTES

For More Information

Ticker Symbol: GNYMX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,807 in 2008 and $32,444 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,010 in 2008 and $3,517 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $91 in 2008 and $63 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General New York Municipal Bond Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)